                          Securities and Exchange Commission
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 19, 1999
                                                  -----------------------


                            BROTHERS GOURMET COFFEES, INC.
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                  (Exact Name of Registrant as Specified in Charter)


           Delaware                0-23024                 52-1681708
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    (State or Other Juris-    (Commission File           (IRS Employer
   diction of Incorporation)       Number)            Identification No.)


               7105 Katy Road
               Houston, Texas                       77024
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             (Address of Principal                (Zip Code)
               Executive Offices)



                                (713) 868-8294
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             (Registrant's Telephone Number, Including Area Code)


         2255 Glades Road
         Suite 100E
         Boca Raton, Florida  33431
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On October 15, 1998, the Registrant filed a request with the Securities and Exchange Commission (the "Commission") seeking confirmation from the Staff that it would not recommend any enforcement action to the Commission if, in lieu of filing the quarterly and annual reports on Forms 10-Q and 10-K, respectively, that the Registrant would otherwise be required to file while it is in reorganization proceedings pursuant to Chapter 11 of the Bankruptcy Code, the Registrant implements modified reporting procedures. Such modified reporting procedures consist of filing each of the Registrant's Monthly Operating Reports under cover of Form 8-K within 15 days after such Monthly Operating Report is due to be filed with the Bankruptcy Court and U.S. Trustee's Office. The Commission has not yet issued its decision on the Registrant's request; however, pending such decision, the Registrant is implementing the proposed modified reporting procedures. Accordingly, the Registrant's Monthly Operating Report, presenting certain financial information of the Registrant and its subsidiaries for the period ended June 30, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached Monthly Operating Report was filed with the Bankruptcy Court and the U.S. Trustee's Office on July 19, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1 Copy of the Registrant's Monthly Operating Report, for the period ended June 30, 1999, filed with the Bankruptcy Court and U.S. Trustee's Office on July 19, 1999.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BROTHERS GOURMET COFFEES, INC.
                                     (Registrant)


                             /s/  Barry Bilmes
                             ---------------------------
Date:  August 3, 1999                By:  Barry Bilmes
                             Title:  President